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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): June 27, 2001


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2001-2)


                        Financial Asset Securities Corp.
                        --------------------------------

             (Exact name of registrant as specified in its charter)
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            Delaware                 333-84929                   06-1442101
            --------                 ---------                   ----------
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
         Incorporation)            File Number)              Identification No.)

       600 Steamboat Road
    Greenwich, Connecticut                                          92618
    ----------------------                                          -----
     (Address of Principal                                        (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------


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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                   On June 28, 2001, a single series of certificates, entitled Soundview Home Equity Loan Trust, Asset-Backed Certificates, Series 2001-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Litton"), Wells Fargo Home Loan Mortgage, Inc. as servicer ("Wells Fargo") and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class AF Certificates", "Class AV Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates" "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $75,812,652.69 as of June 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 25, 2001 (the "Purchase Agreement") between Greenwich Capital Financial Products, Inc. and the Depositor. The Class AF Certificates, the Class AV Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 25, 2001 (the "Underwriting Agreement") between the Depositor and the Underwriter.

                   The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                             Initial Certificate
        Class               Principal Balance or             Pass-Through Rate
                               Notional Amount               -----------------
                               ---------------
          AF                   $36,910,000.00                     6.000%
          AV                   $32,648,000.00                    Variable
         M-1                   $ 2,653,000.00                    Variable
         M-2                   $ 2,388,000.00                    Variable
         M-3                   $ 1,213,000.00                    Variable
          C                    $       552.69                    Variable
          P                    $       100.00                      N/A




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                                       -3-


                             Initial Certificate
        Class               Principal Balance or             Pass-Through Rate
                               Notional Amount               -----------------
                               ---------------

          R                 100% Percentage Interest                N/A

                   The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 4, 2001, and the Prospectus Supplement, dated June 25, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits


          Exhibit No.                                Description
          -----------                                -----------

              4.1 Pooling and Servicing Agreement, dated as of June 1, 2001, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer, Wells Fargo Home Mortgage, Inc. as Servicer and Bankers Trust Company of California, N.A. as Trustee, relating to the Series 2001-2 Certificates.





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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 27, 2001

                                                FINANCIAL ASSET SECURITIES CORP.


                                                By:      /s/ Frank Skibo
                                                         ---------------------
                                                Name:    Frank Skibo
                                                Title:   Senior Vice President




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                                Index to Exhibits
                                -----------------



                                                                                     Sequentially
Exhibit No.                            Description                                   Numbered Page
-----------                            -----------                                   -------------
    4.1              Pooling and Servicing Agreement, dated as of                          7
                     June 1, 2001, by and among Financial Asset
                     Securities Corp. as Depositor, Litton Loan
                     Servicing LP as Servicer, Wells Fargo Home
                     Mortgage, Inc. as Servicer and Bankers Trust
                     Company of California, N.A. as Trustee, relating
                     to the Series 2001-2 Certificates.

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                                   Exhibit 4.1